Pursuant to Rule 497(e)
                                                                File No. 2-89264
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NEW YORK DAILY TAX FREE
INCOME FUND, INC.
(the "Fund")
                                            600 Fifth Avenue, New York, NY 10020
                                            (212) 830-5220


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                      SUPPLEMENT DATED SEPTEMBER 27, 2001,
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 28, 2001


On page 8, under the heading "New York Risk Factors" the following paragraph should be inserted:

"September 11, 2001 Tragedy. The tragic events in New York City on September 11, 2001, have created a great deal of uncertainty in the world and New York. At this time it is not possible to predict what impact, if any, these events will have on the Municipal Obligations held by the Fund and the ability of the issuers of those Municipal Obligations to make prompt payments of principal and interest."

On page 11, the following sentence should be inserted after the last sentence of the first paragraph:

"In addition, it is uncertain the extent to which the recent events surrounding the terrorist actions on September 11, 2001, will impact the City economy."

On page 12, the second sentence of the third paragraph should be revised to read as follows:

"For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by recent events, including the events of September 11, 2001."